Exhibit 10.32

AMENDMENT NO. 1 TO

SEPARATION AGREEMENT AND RELEASE

GENESIS MICROCHIP INC. (the “Company”) and CHANDRASHEKAR M. REDDY, having entered into a Separation Agreement and Release on January 3, 2003 (the “Agreement”), hereby amend the Agreement, effective as of November 10, 2004, as follows:

Section 2(b) of the Agreement is amended in its entirety to read as follows:

(b) Post-Termination Exercise. The Parties agree that, subject to all requirements of the Sage Plan, the First NSO, the Second NSO and the Sage ISO shall remain exercisable until May 30, 2005 and shall expire if not exercised on or prior to such date. Employee understands that the Sage ISO no longer qualifies for treatment as an incentive stock option and will be treated as a nonstatutory stock option, for income, employment and capital gains tax purposes.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the respective dates set forth below:

CHANDRASHEKAR M. REDDY

/s/ Chandrashekar M. Reddy	Date: November 10, 2004

GENESIS MICROCHIP INC.

/s/ Michael Healy	Date: November 10, 2004
Name: Michael Healy Title: CFO